UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

      Date of Report (Date of earliest event reported):
             October 6, 2004 (October 4, 2004)
                     ___________________

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                         000-32855
                  (Commission File Number)

         Delaware                      74-2982117
 (State or Other Jurisdiction         (IRS Employer
     of Incorporation)              Identification No.)

     401 Whitney Avenue, Suite 400
          Gretna, Louisiana                  70056-2596
(Address of Principal Executive Offices)     (Zip Code)

  Registrant's Telephone Number, Including Area Code:
                       (504) 367-7030
                     ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule
          14d-2(b) under the Exchange Act (17 CFR
          240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule
          13e-4(c) under the Exchange Act (17 CFR
          240.13e-4(c)



SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
Item 1.01   Entry into a Material Definitive Agreement.

On October 4, 2004, Torch Offshore, Inc. (the "Company") entered into a settlement agreement with Cable Shipping Inc., the owners of the Midnight Hunter, in the amount of $4.1 million. The Company and Cable Shipping Inc. were parties in a London arbitration relating to the cancellation of the charter of the Midnight Hunter in which an interim award was given to Cable Shipping Inc. in November 2003. Quantum was set for October 13 - 19, 2004 in London, England.

The terms of the settlement agreement call for payment of the $4.1 million by the Company to Cable Shipping Inc. on November 19, 2004. The current charter of the Midnight
Hunter to the Company, which was executed on January 28, 2004, remains in tact through September 2, 2005.


SECTION 2 - FINANCIAL INFORMATION
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
            Arrangement of a Registrant.

The disclosure contained in Item 1.01 is incorporated herein in this Item 2.03 by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit Number             Description
--------------             -----------
    99.1       Settlement Agreement between Cable Shipping
               Inc. and Torch Offshore, LLC and Torch
               Offshore, Inc. dated October 4, 2004


                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.

                              By: /s/ ROBERT E. FULTON
Date: October 6, 2004         ------------------------
                              Robert E. Fulton
                              Chief Financial Officer


                        EXHIBIT INDEX

Exhibit Number              Description
--------------              -----------
     99.1      Settlement Agreement between Cable Shipping
               Inc. and Torch Offshore, LLC and Torch
               Offshore, Inc. dated October 4, 2004


                                                Exhibit 99.1

  M/V "MIDNIGHT HUNTER" - CHARTERPARTY DATED 31ST MAY 2002

                    SETTLEMENT AGREEMENT


This Agreement is made this 4th day of October 2004,

BETWEEN:

1.   CABLE SHIPPING INC, of 80 Broad Street, Monrovia,
     Liberia ("Cable"); and

2.   Torch Offshore, LLC ("Torch LLC") and Torch Offshore,
     Inc ("Torch Inc") both of 401 Whitney Avenue, Suite 400,
     Gretna, Louisiana, 70056, USA, (collectively "Torch").

Collectively, Cable, Torch LLC and Torch Inc shall be referred to as the "Parties", and each a "Party".

WHEREAS

(a)  The Parties are currently parties to an LMAA
     Arbitration in London in relation to the "MIDNIGHT HUNTER" charterparty dated 31st May 2002 (the "Arbitration") in which Mark Hamsher is the Sole Arbitrator.

(b) Issues of liability in the Arbitration were determined pursuant to an interim Award dated 5th November 2003 (pursuant to which certain sums were awarded in favour of Cable), and a timetable set for the determination of issues of quantum, with a hearing fixed for 13th - 19th October 2004.

(c) The Parties have, in the interim, agreed terms of settlement.

IT IS HEREBY AGREED AS FOLLOWS:

1.   The Parties agree that

1.1 Cable shall accept a total sum of US $6,304,254.59 (Six Million Three Hundred and Four Thousand Two Hundred and
     Fifty Four United States Dollars and Fifty Nine Cents) plus a further sum of GBP14,539.28 (Fourteen Thousand Five Hundred and Thirty Nine Pounds Sterling and Twenty-Eight Pence) inclusive of interest and costs in full and final settlement of all claims and counterclaims in this reference, such sums being inclusive of all principal sums, interest and costs awarded pursuant to the Interim Arbitration Award dated 5th November 2003, and consisting of the sums specified in paragraph 1.2 below.

1.2 In addition to the sums already paid on behalf of Torch to Cable, consisting of:

    (i) The US $2,204,254.59 which was paid on behalf of Torch to Cable on 13th April 2004, and

    (ii) The GBP14,539.28 which was paid on behalf of Torch to Cable on 4th May 2004;

    Torch shall upon the publication of the Final Consent
    Award referred to in paragraph 1.3 below forthwith pay a further sum of US $4,100,000 (Four Million One
    Hundred Thousand United States Dollars) to Cable.

1.3 The Parties shall jointly request the Arbitrator to issue on 19th November 2004 a Final Consent Award (which the
     Parties hereby agree shall be final and unappealable) in the form attached hereto at Appendix A.

1.4  On  19th  November 2004, Torch shall  pay  all  of  the
     Arbitrator's outstanding fees in respect of the Arbitration, and the Arbitrator's costs in respect of the Final Consent
     Award referred to in paragraph 1.3 above.

2. The Charterparty of the "MIDNIGHT HUNTER" concluded between Cable and Torch Inc dated 28th January 2004 remains in full force and effect unamended and in full accordance with all of its original provisions (including for the avoidance of doubt the option price pursuant to Clause 52 payable by Cable on 2nd September 2005 in the sum of USD 14,750,000.00).

3.   Law and Jurisdiction

3.1  Governing Law

     This Agreement shall in all respects be governed by and interpreted in accordance with English law.

3.2  Jurisdiction

     The Parties irrevocably agree that the Courts of England are to have jurisdiction to settle any matters which may arise out of or in connection with this Agreement and that any proceedings arising out of or in connection with this Agreement ("Proceedings") may be brought in such Courts.

3.3  Alternative Jurisdictions

     Nothing contained in this clause shall limit the right of any Party to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

3.4  Waiver of Objections

     Each of the Parties irrevocably waives any objection which it may now or in the future have to the laying of the venue of any Proceedings in any such court as is referred to in this clause, and any claim that any such Proceedings have been brought in an inconvenient or inappropriate forum, and irrevocably agrees that a judgment in any Proceedings brought in any such court shall be conclusive and binding on it and may be enforced in the courts of any other jurisdiction.

3.5  Service of Process

3.5.1 Without prejudice to the right of Cable to use any other method of service permitted by law, Torch irrevocably agrees that any Claim Form, Notice, Judgment or other legal process shall be sufficiently served on it if addressed to and left at or sent by pre-paid first class post to Clyde & Co. of Beaufort House, Chertsey Street, Guildford Surrey, GU1 4HA and in that event shall be conclusively deemed to have been served on the next business day after the day it was left at that address or, if posted, on the second business day after it was posted.

3.5.2 Without prejudice to the right of Torch to use any other method of service permitted by law, Cable irrevocably agrees that any Claim Form, Notice, Judgement or other legal process shall be sufficiently served on it if addressed to and left at or sent by pre-paid first class post to Marine Legal Services Limited of Gate House, 1 Farringdon Street, London, EC4M 7NS and in that event shall be conclusively deemed to have been served on the next business day after the day it was left at that address or, if posted, on the second business day after it was posted.


IN WITNESS WHEREOF the Parties have caused this Agreement to be signed on their behalf as follows:

/s/ S.C. Brown
--------------
Marine Legal Services, on behalf of CABLE SHIPPING INC

/s/ Clyde & Co. (David Bennett)
-------------------------------
Clyde & Co, on behalf of TORCH OFFSHORE LLC

/s/ Clyde & Co. (David Bennett)
-------------------------------
Clyde & Co, on behalf of TORCH OFFSHORE INC


                         APPENDIX A

                  DRAFT FINAL CONSENT AWARD

IN THE MATTER OF THE ARBITRATION ACT 1996
AND IN THE MATTER OF AN ARBITRATION

BETWEEN:
                     CABLE SHIPPING INC.
                                              Claimants/Owners

                           - and -

                     TORCH OFFSHORE LLC
                                  First Respondents/Charterers

                     TORCH OFFSHORE INC.
                                             Second Respondent


                      "MIDNIGHT HUNTER"
              CHARTERPARTY DATED 31ST MAY 2002

                 ----------------------------
                     FINAL CONSENT AWARD
                 ----------------------------

WHEREAS:

1. By a Charterparty on a SUPPLYTIME 89 form dated Salford, England 31st May 2002 the Claimants (hereinafter referred to as "The Owners") chartered the "G MURRAY" to be renamed the "MIDNIGHT HUNTER" to the First Respondents (hereinafter referred to as "the Charterers") for a period of 1,096 days.

2.   By an amendment number 1 to the Charterparty dated 25th
     June 2002 it was agreed that the Second Respondents guaranteed "as primary obligors the Charterers' performance with respect to all obligations, terms and conditions of the above Charterparty".

3. The said Charterparty provided, inter alia, that it was to be governed by English law and that should any disputes arise between the parties, they were to be referred to arbitration in London.

4.   Disputes   arose  between  the  parties   as   detailed
     hereafter. The parties appointed me, Mark William Hamsher of 18c Ensign Street, London, E1 8JD, as the sole arbitrator. The seat of the arbitration is in London.

5. The Charterers terminated the Charterparty on 24th January 2003. Without prejudice to their right to claim further damages or hire, the Owners claimed hire of more than US $5,000,000. The Charterers denied liability for the claim on the grounds that they had validly rescinded the Charterparty for misrepresentation; they also counterclaimed damages for misrepresentation, alternatively breach of charter, such damages to be agreed or assessed at a future date. Both parties also claimed interest and costs.

6.   Issues  of  liability  in  this  reference  have   been
     determined pursuant to the Interim Arbitration Award dated
     5th November 2003 pursuant to which certain sums were awarded in favour of the Owners;

7. Issues of quantum were left to be determined at a further hearing and a timetable set for the determination of issues of quantum with a hearing fixed for 13th - 19th
     October 2004; and

8.   The Owners and the Charterers and the Second
     Respondents having in the interim agreed to terms of settlement

NOW I the said Mark William Hamsher, having taken upon myself the burden of this reference, DO HEREBY MAKE ISSUE
AND PUBLISH this FINAL CONSENT AWARD as follows:-

(A) I AWARD AND ADJUDGE that Owners shall accept a total sum of US $6,304,254.59 (Six Million Three Hundred and Four Thousand Two Hundred and Fifty Four United States Dollars and Fifty Nine Cents) plus a further sum of GBP14,539.28 (Fourteen Thousand Five Hundred and Thirty Nine Pounds Sterling and Twenty-Eight Pence) inclusive of interest and costs in full and final settlement of all claims and counterclaims in this reference, such sums being inclusive of all principal sums, interest and costs awarded pursuant to the Interim Arbitration Award dated 5th November 2003, and consisting of the sums specified in paragraph (B) below.

(B) In addition to the sums already paid by the Charterers and the Second Respondents to the Owners, consisting of:

    (i) The US $2,204,254.59 paid on behalf of the Charterers and the Second Respondents to the Owners on 13th April 2004, and

    (ii) The GBP14,539.28 which was paid on behalf of the Charterers and Second Respondents to the Owners on 4th May 2004,

    the Charterers and Second Respondents shall forthwith pay a further sum of US $4,100,000 (Four Million One
    Hundred Thousand United States Dollars) to the Owners.

(C) The Charterers and/or the Second Respondents shall bear the costs of this my Final Award.

(D) I DECLARE that this Award is FINAL as to the matters herein determined.

GIVEN under my hand in London this 19th day of November
2004.


---------------------------        ---------------------------
SOLE ARBITRATOR                    WITNESS